UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET HIGH YIELD FUND

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 87.3%
CONSUMER DISCRETIONARY - 17.4%
Auto Components - 0.6%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	480,000		$486,000
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	1,920,000		1,961,280	(a)
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	340,000		347,310	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	428,243	(a)

Total Auto Components					3,222,833

Automobiles - 1.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	4,210,000		4,483,650
Escrow GCB General Motors	—	—	1,320,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	4,090,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	2,455,000		0	*(b)(c)(d)
General Motors Financial Co. Inc., Senior Notes	6.750%	6/1/18	1,400,000		1,558,018
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000		572,475	(a)

Total Automobiles					6,614,143

Diversified Consumer Services - 1.3%
Service Corp. International, Senior Notes	7.500%	4/1/27	637,000		675,220
ServiceMaster Co., Senior Notes	8.000%	2/15/20	1,230,000		1,303,800
ServiceMaster Co., Senior Notes	7.000%	8/15/20	680,000		697,000	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	1,750,000		1,907,500	(b)
Sotheby’s, Senior Notes	5.250%	10/1/22	1,170,000		1,181,700	(a)
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	750,000		806,250

Total Diversified Consumer Services					6,571,470

Hotels, Restaurants & Leisure - 7.0%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	1,190,000		1,234,625	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,192,519		1,056,972	(a)(b)(c)(e)
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., Senior Notes	8.375%	2/15/18	420,000		436,800	(a)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	160,000		168,000
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	2,025,000		2,065,500	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,950,000		1,555,125
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	2,190,000		1,910,775
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,340,000		1,460,600	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,690,000		1,711,125	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,290,000		1,389,975	(a)
Equinox Holdings Inc., Secured Notes	9.500%	2/1/16	500,000		531,250	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	1,455,000		909	(a)(f)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,840,000		1,679,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,150,000		1,213,250	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,100,000		1,133,000	(a)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	2,260,000		2,542,500
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	190,000		200,450	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	3,882,000		3,532,620	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	4,690,000		5,194,175

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Hotels, Restaurants & Leisure - continued
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	960,000	$1,106,400
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	330,000	350,625	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,990,000	2,069,600
Snoqualmie Entertainment Authority, Senior Secured Notes	4.476%	2/1/14	2,755,000	2,727,450	(a)(g)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	890,000	0	(b)(c)(d)(f)
Wok Acquisition Corp., Senior Notes	10.250%	6/30/20	530,000	560,475	(a)

Total Hotels, Restaurants & Leisure				35,831,201

Household Durables - 0.1%
Ryland Group Inc., Senior Notes	5.375%	10/1/22	540,000	541,350

Internet & Catalog Retail - 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,870,000	1,991,550

Media - 4.9%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	490,000	526,750
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,760,000	1,988,800
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	390,000	426,075
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.250%	9/30/22	1,020,000	1,025,100
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	2,780,000	2,974,600	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	880,000	858,000
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	120,000	115,200
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,000,000	2,205,000	(a)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,000,000	1,090,000
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	350,000	381,500
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,320,000	1,399,200
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,480,000	1,391,200	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,130,000	1,943,625	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	4.500%	10/1/20	1,640,000	1,629,750	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,150,000	977,500	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	2,810,000	2,894,300	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	1,470,000	1,470,000	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,050,000	1,155,000	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	780,000	817,050	(a)

Total Media				25,268,650

Multiline Retail - 0.4%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	260,000	249,600
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	680,000	613,700	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,105,000	1,082,900

Total Multiline Retail				1,946,200

Specialty Retail - 0.9%
American Greetings Corp., Senior Notes	7.375%	12/1/21	69,000	71,070
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,100,000	1,056,000	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,100,000	1,997,625
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,180,000	1,262,600	(a)

Total Specialty Retail				4,387,295

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Textiles, Apparel & Luxury Goods - 0.5%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	840,000	$888,300	(a)
Quiksilver Inc., Senior Notes	6.875%	4/15/15	1,960,000	1,950,200

Total Textiles, Apparel & Luxury Goods				2,838,500

TOTAL CONSUMER DISCRETIONARY				89,213,192

CONSUMER STAPLES - 1.7%
Beverages - 0.1%
Constellation Brands Inc., Senior Notes	4.625%	3/1/23	660,000	673,200

Food & Staples Retailing - 0.4%
New Albertsons Inc., Senior Notes	7.250%	5/1/13	230,000	233,450
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,510,000	1,604,375	(a)

Total Food & Staples Retailing				1,837,825

Food Products - 0.6%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	720,000	756,000	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,755,000	2,376,188	(a)

Total Food Products				3,132,188

Personal Products - 0.0%
Prestige Brands Inc., Senior Notes	8.125%	2/1/20	10,000	11,150

Tobacco - 0.6%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,802,000	2,900,070

TOTAL CONSUMER STAPLES				8,554,433

ENERGY - 18.3%
Energy Equipment & Services - 2.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	830,000	888,100
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	830,000	854,900
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	630,000	653,625	(a)
Hercules Offshore Inc., Senior Secured Notes	7.125%	4/1/17	260,000	270,400	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	3,430,000	3,614,362	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,210,000	1,228,150
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	240,000	242,400	(a)
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,200,000	1,275,000
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,150,000	1,239,125
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	690,000	736,575	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,370,000	1,513,850
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	1,820,000	2,011,100

Total Energy Equipment & Services				14,527,587

Oil, Gas & Consumable Fuels - 15.5%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,280,000	1,075,200
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,000,000	835,000
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	500,000	508,750	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,190,000	1,255,450
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,250,000	1,343,750
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	270,000	290,250
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	650,000	700,375	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	780,000	795,600
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,310,000	1,408,250
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	450,000	471,375
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	1,070,000	1,131,525

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	2,310,000	$2,217,600	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,015,000	1,096,200
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	990,000	1,064,250
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	1,635,200
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,670,000	1,749,325
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	70,000	68,075
Continental Resources Inc., Senior Notes	7.125%	4/1/21	250,000	281,250
Continental Resources Inc., Senior Notes	5.000%	9/15/22	3,480,000	3,636,600	(a)
Continental Resources Inc., Senior Notes	5.000%	9/15/22	1,210,000	1,261,425
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,731,692	2,021,452	(a)(b)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,560,000	1,669,200
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	560,000	557,200	(a)
Denbury Resources Inc.	9.750%	3/1/16	750,000	806,250
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	732,000	825,330
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	860,000	976,100
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	560,000	627,200	(g)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	7.750%	9/1/22	1,020,000	1,040,400	(a)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,160,000	2,019,600
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,520,000	1,554,200	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	560,000	582,400	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.500%	3/1/20	2,250,000	2,362,500	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,900,000	2,014,000	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	550,000	561,000	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	140,000	151,550
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	620,000	664,950
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,850,000	1,988,750
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,020,000	1,091,400	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,980,000	2,113,650	(a)
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Senior Notes	10.750%	10/1/20	1,050,000	1,094,625	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,430,000	1,015,300
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,460,000	970,900
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,430,000	1,522,950
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	200,000	217,500
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	710,000	715,325
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	2,390,000	2,664,850
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	1,260,000	1,278,900
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	700,000	770,000	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	750,000	776,250
QEP Resources Inc., Senior Notes	5.250%	5/1/23	190,000	194,275
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	4,355,000	4,398,550
Range Resources Corp., Senior Notes	5.000%	8/15/22	540,000	569,700
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	150,000	166,500
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	290,000	311,750
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	380,000	406,600
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	1,170,000	1,183,163
Samson Investment Co., Senior Notes	9.750%	2/15/20	3,720,000	3,831,600	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels - continued
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	580,000		$597,400
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	930,000		957,900	(a)
SM Energy Co., Senior Notes	6.500%	1/1/23	2,320,000		2,436,000	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,090,000		1,155,400	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	2,320,000		2,436,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.875%	10/1/20	1,000,000		1,025,000	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	940,000		911,800
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,270,000		1,475,500	(a)

Total Oil, Gas & Consumable Fuels					79,536,320

TOTAL ENERGY					94,063,907

FINANCIALS - 7.3%
Capital Markets - 0.5%
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	2,230,000		2,331,599

Commercial Banks - 2.5%
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	400,000		406,000	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,740,000		2,260,486	(a)
CIT Group Inc., Senior Notes	4.250%	8/15/17	2,400,000		2,490,763
CIT Group Inc., Senior Notes	5.500%	2/15/19	110,000		119,075	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	960,000		933,600	(a)(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,490,000		2,440,200	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	540,000		709,425	(a)(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,260,000		1,222,200	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	390,000		401,630
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	990,000		1,040,420	(g)(h)
Societe Generale SA, Junior Subordinated Bonds	1.211%	4/5/17	1,850,000		1,009,231	(a)(g)(h)

Total Commercial Banks					13,033,030

Consumer Finance - 1.4%
Ally Financial Inc., Senior Notes	4.625%	6/26/15	1,380,000		1,415,186
Ally Financial Inc., Senior Notes	5.500%	2/15/17	750,000		783,962
Ally Financial Inc., Senior Notes	8.000%	3/15/20	870,000		1,017,900
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	820,000	EUR	1,135,406
SLM Corp., Senior Notes	4.625%	9/25/17	2,520,000		2,556,293

Total Consumer Finance					6,908,747

Diversified Financial Services - 2.5%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	3,349,000		3,750,880
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	600,000		683,250
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	900,000		1,053,000
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	530,000		625,400
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	2,360,000		2,437,998
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,450,000		1,475,375	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,340,000		1,460,600	(a)(e)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,390,000		1,473,400	(a)(g)

Total Diversified Financial Services					12,959,903

Insurance - 0.3%
ING Capital Funding Trust III, Junior Subordinated Bonds	3.962%	12/31/12	490,000		450,662	(g)(h)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	830,000		900,550	(a)

Total Insurance					1,351,212

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Real Estate Investment Trusts (REITs) - 0.1%
Omega Healthcare Investors Inc., Senior Notes	5.875%	3/15/24	690,000	$734,850

TOTAL FINANCIALS				37,319,341

HEALTH CARE - 4.7%
Health Care Equipment & Supplies - 0.1%
Hologic Inc., Senior Notes	6.250%	8/1/20	680,000	720,800	(a)

Health Care Providers & Services - 4.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,190,000	1,395,275
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	280,000	295,400
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	640,000	747,600
Catalent Pharma Solutions Inc., Senior Notes	7.875%	10/15/18	300,000	304,500	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	470,000	515,825
CHS/Community Health Systems Inc., Senior Notes	7.125%	7/15/20	1,010,000	1,077,544
CHS/Community Health Systems Inc., Senior Secured Notes	5.125%	8/15/18	1,090,000	1,130,875
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,570,000	2,390,100
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	710,000	734,850
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	810,000	799,875	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	830,000	863,200
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,820,000	1,947,400	(a)
HCA Inc., Notes	7.690%	6/15/25	1,675,000	1,700,125
HCA Inc., Senior Secured Notes	5.875%	3/15/22	1,900,000	2,059,125
INC Research LLC, Senior Notes	11.500%	7/15/19	610,000	613,050	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	400,000	410,000	(a)
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	1,000,000	1,102,500
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,500,000	1,695,000
US Oncology Inc. Escrow	—	—	1,190,000	17,850	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	885,000	944,737

Total Health Care Providers & Services				20,744,831

Pharmaceuticals - 0.5%
Elan Finance PLC/Elan Finance Corp., Senior Notes	6.250%	10/15/19	900,000	906,750	(a)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	990,000	1,009,800	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	540,000	550,800	(a)

Total Pharmaceuticals				2,467,350

TOTAL HEALTH CARE				23,932,981

INDUSTRIALS - 14.0%
Aerospace & Defense - 1.8%
Ducommun Inc., Senior Notes	9.750%	7/15/18	910,000	960,050
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	3,030,000	3,272,400
Triumph Group Inc., Senior Notes	8.625%	7/15/18	930,000	1,048,575
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	3,840,000	4,147,200	(a)

Total Aerospace & Defense				9,428,225

Airlines - 1.7%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	858,957	877,210	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	386,122	413,653
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	1,157,335	1,267,282
Continental Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	619,627	656,805

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines - continued
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	892,083	$927,767
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,508,000	1,553,240	(a)
Delta Air Lines 2012-1 Pass Through Trust, Secured Notes	6.875%	5/7/19	480,000	498,600	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	234,054	240,209
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	780,664	862,634
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	485,417	536,385
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	468,000	491,400	(a)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	230,000	230,000	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	138,000	141,105	(a)

Total Airlines				8,696,290

Building Products - 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	1,223,200	1,168,156	(a)(c)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	940,000	1,008,150	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,450,000	1,587,750	(a)
Building Materials Corp. of America, Senior Secured Notes	7.000%	2/15/20	190,000	206,150	(a)

Total Building Products				3,970,206

Commercial Services & Supplies - 2.9%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,900,000	2,407,000	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	2,260,000	2,373,000
Clean Harbors Inc., Senior Notes	5.250%	8/1/20	1,200,000	1,236,000	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,115,000	1,201,412
JM Huber Corp., Senior Notes	9.875%	11/1/19	450,000	505,125	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,630,000	2,735,200
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	2,868,000	3,054,420	(a)
United Rentals North America Inc., Senior Notes	10.875%	6/15/16	1,200,000	1,335,000

Total Commercial Services & Supplies				14,847,157

Construction & Engineering - 0.2%
PH Holding LLC, Secured Notes	9.750%	12/31/17	1,000,000	980,000	(b)

Electrical Equipment - 0.9%
Belden Inc., Senior Subordinated Notes	5.500%	9/1/22	1,160,000	1,186,100	(a)
General Cable Corp., Senior Notes	5.750%	10/1/22	680,000	690,200	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,020,000	1,020,000	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,515,000	1,522,575	(a)

Total Electrical Equipment				4,418,875

Machinery - 0.8%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,920,000	2,054,400	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,050,000	1,139,250	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	960,000	1,027,200	(a)

Total Machinery				4,220,850

Marine - 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	744,625	707,394	(a)(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,265,000	1,252,350	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,570,000	1,495,425

Total Marine				3,455,169

Road & Rail - 2.0%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	4,281,428	3,831,878	(e)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	2,227,000	2,304,945	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	3,787,000	4,213,038

Total Road & Rail				10,349,861

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Trading Companies & Distributors - 0.8%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,330,000		$1,396,500	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,380,000		1,435,200	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	1,004,000		1,099,380	(a)

Total Trading Companies & Distributors					3,931,080

Transportation - 1.3%
CMA CGM, Senior Notes	8.500%	4/15/17	2,560,000		1,779,200	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,870,000		1,832,600	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,910,000		3,033,675	(a)

Total Transportation					6,645,475

Transportation Infrastructure - 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	770,000		808,500	(a)

TOTAL INDUSTRIALS					71,751,688

INFORMATION TECHNOLOGY - 2.2%
Computers & Peripherals - 0.1%
NCR Corp., Senior Notes	5.000%	7/15/22	440,000		444,400	(a)

Electronic Equipment, Instruments & Components - 0.3%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,470,000		1,690,500	(a)

Internet Software & Services - 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	860,000		939,550

IT Services - 0.9%
First Data Corp., Secured Notes	8.250%	1/15/21	1,490,000		1,486,275	(a)
First Data Corp., Senior Notes	9.875%	9/24/15	790,000		805,800
First Data Corp., Senior Notes	10.550%	9/24/15	1,408,501		1,441,953
First Data Corp., Senior Notes	11.250%	3/31/16	610,000		591,700
First Data Corp., Senior Secured Notes	6.750%	11/1/20	510,000		506,812	(a)

Total IT Services					4,832,540

Semiconductors & Semiconductor Equipment - 0.1%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	330,000		318,450	(a)

Software - 0.6%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	550,000		539,000	(a)
Nuance Communications Inc., Senior Notes	5.375%	8/15/20	2,360,000		2,436,700	(a)

Total Software					2,975,700

TOTAL INFORMATION TECHNOLOGY					11,201,140

MATERIALS - 9.0%
Chemicals - 1.6%
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	724,000	EUR	881,531	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	440,000	EUR	590,860	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	930,000		988,125
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	2,190,000		2,496,600
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	930,000		1,057,875
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	500,000		500,000	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	1,230,000	EUR	1,477,872	(a)

Total Chemicals					7,992,863

Containers & Packaging - 2.7%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,590,000		1,685,400	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	640,000	EUR	873,834	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Containers & Packaging - continued
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	710,000		$749,050	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	7.375%	10/15/17	690,000		739,163	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	1,850,000	EUR	2,383,285	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,580,000		1,647,150	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,570,000		1,601,400
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	980,000		1,042,475
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	1,900,000		1,900,000	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,470,000		1,521,450	(a)

Total Containers & Packaging					14,143,207

Metals & Mining - 3.3%
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	410,000		398,725	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	2,060,000		1,915,800	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	1,540,000		1,432,200	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,290,000		1,251,300	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	4,420,000		2,696,200	(a)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	870,000		652,500	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,930,000		1,910,700	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	470,000		333,700
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	1,000,000		1,032,500
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	970,000		972,425	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,970,000		2,014,325	(a)
Schaeffler Finance BV, Senior Secured Notes	8.500%	2/15/19	200,000		224,000	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	680,000		707,200	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,660,000		1,581,150

Total Metals & Mining					17,122,725

Paper & Forest Products - 1.4%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	2,107,000		2,238,687	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,267,000		2,267,000
Sappi Papier Holding GmbH, Senior Secured Notes	8.375%	6/15/19	860,000		920,200	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,150,000		1,213,250	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	671,000		516,670	(a)

Total Paper & Forest Products					7,155,807

TOTAL MATERIALS					46,414,602

TELECOMMUNICATION SERVICES - 6.8%
Diversified Telecommunication Services - 4.7%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	1,130,000		1,022,650
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,900,000		2,061,500	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	480,000		518,400	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	640,000		688,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,000,000		1,082,500
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,920,000		2,030,400

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services - continued
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,550,000	$1,674,000
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,318,000	1,449,800
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	690,000	703,800	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,310,000	1,424,625	(a)
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	660,000	699,600	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,860,000	1,953,000
West Corp., Senior Notes	7.875%	1/15/19	720,000	741,600
West Corp., Senior Subordinated Notes	11.000%	10/15/16	400,000	416,000
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	5,079,354	4,012,690	(a)(e)
Windstream Corp., Senior Notes	7.500%	6/1/22	430,000	455,800
Windstream Corp., Senior Notes	7.500%	4/1/23	3,258,000	3,404,610

Total Diversified Telecommunication Services				24,338,975

Wireless Telecommunication Services - 2.1%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	330,000	348,150
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,200,000	1,296,000
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	560,000	586,600
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,300,000	1,196,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,581,000	1,636,335
Sprint Nextel Corp.	6.000%	12/1/16	500,000	515,000
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	2,200,000	2,640,000	(a)
Sprint Nextel Corp., Senior Notes	7.000%	8/15/20	2,200,000	2,288,000

Total Wireless Telecommunication Services				10,506,085

TOTAL TELECOMMUNICATION SERVICES				34,845,060

UTILITIES - 5.9%
Electric Utilities - 2.7%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	2,274,149	2,615,271
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,020,000	2,181,600
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	773,657	820,077
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	5,590,000	6,037,200
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,395,955	1,270,319
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,140,000	892,050	(a)

Total Electric Utilities				13,816,517

Gas Utilities - 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,100,000	1,177,000

Independent Power Producers & Energy Traders - 3.0%
AES Corp., Senior Notes	9.750%	4/15/16	880,000	1,051,600
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,090,000	1,158,125
Dynegy Inc., Bonds	7.670%	11/8/16	865,000	536,300	(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	5,720,000	6,077,500	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	1,210,000	1,252,350	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	476,000	535,500
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,770,000	1,805,400	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,130,000	2,204,550	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	226,951	248,511
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	555,348	619,212

Total Independent Power Producers & Energy Traders				15,489,048

TOTAL UTILITIES				30,482,565

TOTAL CORPORATE BONDS & NOTES (Cost - $441,910,464)				447,778,909

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%
BlackRock Capital Finance LP, 1996-R1 (Cost - $8,894)	9.582%	9/25/26	10,033		$552	(b)(g)

COLLATERALIZED SENIOR LOANS - 2.7%
CONSUMER DISCRETIONARY - 1.3%
Diversified Consumer Services - 0.6%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	3,000,000		3,018,750	(i)

Hotels, Restaurants & Leisure - 0.5%
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,610,000		2,596,950	(i)

Media - 0.2%
Newsday LLC, Fixed Rate Term Loan	10.500%	8/1/13	1,000,000		1,000,000	(i)

TOTAL CONSUMER DISCRETIONARY					6,615,700

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	1,970,000		1,974,925	(i)

HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Immucor Inc., Term Loan B1	5.750%	8/17/18	504,910		509,959	(i)

INDUSTRIALS - 0.5%
Machinery - 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	2,090,000		2,105,675	(i)

Marine - 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	235,819		234,640	(c)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	415,198		413,122	(c)(j)

Total Marine					647,762

TOTAL INDUSTRIALS					2,753,437

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	759,943		752,343	(i)

UTILITIES - 0.2%
Electric Utilities - 0.2%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.728 - 4.938%	10/10/17	1,541,517		1,058,106	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $13,696,134)					13,664,470

CONVERTIBLE BONDS & NOTES - 0.7%
CONSUMER DISCRETIONARY - 0.6%
Diversified Consumer Services - 0.6%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,035,000		2,852,900	(a)

MATERIALS - 0.1%
Chemicals - 0.1%
Hercules Inc.	6.500%	6/30/29	770,000		637,656

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $2,907,847)					3,490,556

SOVEREIGN BONDS - 0.5%
Mexico - 0.5%
Mexican Bonos, Bonds (Cost - $2,538,612)	6.500%	6/9/22	30,430,000	MXN	2,570,981

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY			SHARES	VALUE
COMMON STOCKS - 2.1%
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			81,754	$163,508	*(b)(c)

Media - 0.6%
Charter Communications Inc., Class A Shares			33,763	2,534,588	*
Cumulus Media Inc., Class A Shares			100,740	276,028	*

Total Media				2,810,616

TOTAL CONSUMER DISCRETIONARY				2,974,124

ENERGY - 0.9%
Energy Equipment & Services - 0.9%
KCAD Holdings I Ltd.			424,046,710	4,609,812	*(b)(c)

INDUSTRIALS - 0.6%
Marine - 0.6%
DeepOcean Group Holding AS			111,195	2,018,200	*(b)(c)
Horizon Lines Inc., Class A Shares			818,782	1,129,919	*

TOTAL INDUSTRIALS				3,148,119

TOTAL COMMON STOCKS (Cost - $10,007,897)				10,732,055

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.7%
FINANCIALS - 0.7%
Diversified Financial Services - 0.7%
Citigroup Inc. (Cost - $3,263,303)	7.500%		36,700	3,559,166

PREFERRED STOCKS - 1.4%
FINANCIALS - 1.3%
Consumer Finance - 1.0%
GMAC Capital Trust I	8.125%		202,065	5,073,852	(g)

Diversified Financial Services - 0.3%
Citigroup Capital XIII	7.875%		61,950	1,725,308	(g)

TOTAL FINANCIALS				6,799,160

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		5,170	517,000	(a)(b)(g)

TOTAL PREFERRED STOCKS (Cost - $6,977,107)				7,316,160

		EXPIRATION DATE	NOTIONAL AMOUNT †
PURCHASED OPTIONS - 0.0%
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	14,850,000	23,623
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	4,455,000	7,087
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	3,168,000	5,040

TOTAL PURCHASED OPTIONS (Cost - $268,211)				35,750

			WARRANTS
WARRANTS - 0.1%
Charter Communications Inc.		11/30/14	3,493	90,818	*(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY		EXPIRATION DATE	WARRANTS	VALUE
Jack Cooper Holdings Corp.		12/15/17	2,297	$160,790	*
Jack Cooper Holdings Corp.		5/6/18	1,159	81,130	*
Nortek Inc.		12/7/14	5,120	25,600	*(b)(c)
SemGroup Corp.		11/30/14	14,326	190,392	*(b)(c)

TOTAL WARRANTS (Cost - $135,631)				548,730

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $481,714,100)				489,697,329

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 3.3%
Repurchase Agreements - 3.3%
Barclays Capital Inc. repurchase agreement dated 9/28/12; Proceeds at maturity - $16,670,208; (Fully collateralized by U.S. government obligations, 0.875% due 1/31/17; Market value - $17,026,330) (Cost - $16,670,000)	0.150%	10/1/12	16,670,000	16,670,000

TOTAL INVESTMENTS - 98.8% (Cost - $498,384,100#)				506,367,329
Other Assets in Excess of Liabilities - 1.2%				6,307,607

TOTAL NET ASSETS - 100.0%				$512,674,936

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Illiquid security.

(d)	Value is less than $1.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	The coupon payment on these securities is currently in default as of September 30, 2012.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of September 30, 2012. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

EUR	— Euro
MXN	— Mexican Peso

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT†	VALUE
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	$99.00	14,850,000	$256,214
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	99.00	4,455,000	76,865
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	14,850,000	8,081
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	4,455,000	2,424
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	99.00	3,168,000	54,659
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	3,168,000	1,724

TOTAL WRITTEN OPTIONS (Premiums received - $206,831)				$399,967

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Fund (formerly known as Western Asset High Yield Portfolio) (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$442,792,985	$4,985,924	$447,778,909
Collateralized mortgage obligations	—	552	—	552
Collateralized senior loans	—	13,664,470	—	13,664,470
Convertible bonds & notes	—	3,490,556	—	3,490,556
Sovereign bonds	—	2,570,981	—	2,570,981
Common stocks	$3,940,535	—	6,791,520	10,732,055
Convertible preferred stocks	3,559,166	—	—	3,559,166
Preferred stocks	6,799,160	517,000	—	7,316,160
Purchased options	—	35,750	—	35,750
Warrants	—	523,130	25,600	548,730

Total long-term investments	$14,298,861	$463,595,424	$11,803,044	$489,697,329

Short-term investments†	—	16,670,000	—	16,670,000

Total investments	$14,298,861	$480,265,424	$11,803,044	$506,367,329

Other financial instruments:
Credit default swaps on credit indices - sell protection‡	—	$12,378	—	$12,378

Total	$14,298,861	$480,277,802	$11,803,044	$506,379,707

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$399,967	—	$399,967
Forward foreign currency contracts	—	248,034	—	248,034
Credit default swaps on credit indices - buy protection‡	—	259,647	—	259,647

Total	—	$907,648	—	$907,648

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS	COMMON STOCKS	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2011	$5,664,669	$2,030,000	$5,423,203	$517,000	$301,297	$13,936,169
Accrued premiums/discounts	20,745	—	—	—	—	20,745
Realized gain (loss)(1)	(270,538)	—	—	—	—	(270,538)
Change in unrealized appreciation (depreciation)(2)	233,356	—	919,560	—	156,615	1,309,531
Purchases	1,219,595	—	448,757	—	—	1,668,352
Sales	(1,484,458)	(2,030,000)	—	—	—	(3,514,458)
Transfers into Level 3(3)	1,907,500	—	—	—	—	1,907,500
Transfers out of Level 3(4)	(2,304,945)	—	—	(517,000)	(432,312)	(3,254,257)

Balance as of September 30, 2012	$4,985,924	—	$6,791,520	—	$25,600	$11,803,044

Net change in unrealized appreciation
(depreciation) for investments in securities still held at September 30, 2012(2)	$99,541	—	$919,560	—	$11,776	$1,030,877

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2012, the total notional value of all credit default swaps to sell protection is $1,980,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended September 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price

Notes to Schedule of Investments (unaudited) (continued)

volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $907,648. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of September 30, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $470,000, which could be used to reduce the required payment.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,755,885
Gross unrealized depreciation	(15,772,656)

Net unrealized appreciation	$7,983,229

During the period ended September 30, 2012, written option transactions for the Fund were as follows:

	Notional Amounts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	$267,833,400	$2,927,494
Options closed	(90,943,000)	(1,696,902)
Options exercised	—	—
Options expired	(131,944,400)	(1,023,761)

Written options, outstanding as of September 30, 2012	$44,946,000	$206,831

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Sell:
Euro	Credit Suissue	2,940,243	$3,780,288	11/16/12	$(134,753)
Euro	Royal Bank of Scotland PLC	1,800,000	2,314,270	11/16/12	(113,281)

Net unrealized loss on open forward foreign currency contracts					$(248,034)

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2012, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†		MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Deutsche Bank AG (Markit CDX.NA.HY.18 Index)	$1,980,000	6/20/17	5.000 quarterly	%	$12,378	$(53,542)	$65,920

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION [4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†		MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (Markit CDX.NA.HY.17 Index)	$2,976,000	12/20/16	5.000 quarterly	%	$(52,769)	$74,490	$(127,259)
BNP Paribas (Markit CDX.NA.HY.17 Index)	1,728,000	12/20/16	5.000 quarterly	%	(30,640)	45,133	(75,773)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	3,552,000	12/20/16	5.000 quarterly	%	(62,982)	96,639	(159,621)
BNP Paribas (Markit CDX.NA.HY.18 Index)	8,514,000	6/20/17	5.000 quarterly	%	(53,224)	363,830	(417,054)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	9,603,000	6/20/17	5.000 quarterly	%	(60,032)	121,465	(181,497)

Total	$26,373,000				$(259,647)	$701,557	$(961,204)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

			Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Depreciation	Swap Contracts, at value	Total
Foreign Exchange Risk	—	—	$(248,034)	—	$(248,034)
Credit Risk	$35,750	$(399,967)	—	$(247,269)	(611,486)

Total	$35,750	$(399,967)	$(248,034)	$(247,269)	$(859,520)

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$476,922
Written options	390,334
Forward foreign currency contracts (to sell)	4,946,563

Average notional balance
Credit default swap contracts (to buy protection)	$14,920,500
Credit default swap contracts (to sell protection)	11,157,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 26, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 26, 2012